UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2019

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-34611	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value per share	CELH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2019, the Company’s compensation committee granted 100,000 shares of common stock to John Fieldly, our Chief Executive Officer, pursuant to the Company’s 2015 Stock Incentive Plan (the “Plan”). Of the shares granted to Mr. Fieldly, 40,000 vested on the grant date and 60,000 will vest on October 23, 2020, subject to the determination by the Company’s Board of Directors, in its sole discretion, that Func Food Group Oyj, a Finnish corporation (“Func Food”), which was acquired by the Company effective October 25, 2019, has been successfully integrated into the Company.

On October 23, 2019, the Company’s compensation committee granted 50,000 shares of common stock to Edwin Negron-Carballo, our Chief Financial Officer, pursuant to the Plan. Of the shares granted to Mr. Negron-Carballo, 20,000 vested on the grant date and 30,000 will vest on October 23, 2020, subject to the determination by the Company’s Board of Directors, in its sole discretion, that Func Food has been successfully integrated into the Company.

With respect to the share grants described above, the employee will be entitled to reduce the share grant amount by thirty percent (30%) in which case the Company will pay all federal income tax arising from the grant of shares.

In addition, on October 23, 2019, Mr. Fieldly and Mr. Negron-Carballo were each granted options under the Plan to purchase 150,000 shares of the Company’s common stock for an exercise price of $3.23. The options vest in three equal annual installments commencing on the first anniversary of the grant date. The stock options expire on the date that is ten years from the grant date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: November 1, 2019	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer

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